Filed under Rule 497(k)

Registration No. 002-86188

ANCHOR SERIES TRUST

Growth Portfolio

(the “Portfolio”)

Supplement to the Summary Prospectus Dated May 1, 2014

The following changes to the Portfolio are effective June 9, 2014:

In the Portfolio Summary, under Principal Investment Strategies of the Portfolio, the principal investment strategy is deleted in its entirety and replaced with the following:

The Portfolio’s principal investment strategy is to invest in common stocks of companies that are widely diversified by industry and company.

The Portfolio may principally invest in equity securities of companies of any market capitalization, including small and medium-sized companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 25% of total assets).

The Growth Portfolio uses multiple underlying components that are managed separately in different styles, but all separately focused on bottom-up investment analysis. The Portfolio seeks to obtain its objective by combining these different component styles. The sub-adviser is responsible for allocating assets among the components and making decisions as to which portfolio management approaches are incorporated into the Portfolio. Each component is focused on total return or growth of capital and is managed according to a distinct investment process. Together the strategies provide an opportunistic, flexible and diversified profile representing a wide range of investment philosophies, companies, industries and market capitalizations.

In the Portfolio Summary, the section Principal Risks of Investing in the Portfolio is supplemented with the following risk:

Asset Allocation Risk. The risk that if the Portfolio’s strategy for allocating assets among different asset classes does not work as intended, the Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Portfolio.

In the Portfolio Summary, under Investment Adviser, the table following the caption “Portfolio Managers” is hereby deleted and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Kent M. Stahl, CFA	2014	Senior Vice President and Director of Investments and Risk Management

Gregg R. Thomas, CFA	2014	Senior Vice President and Director of Risk Management

Please retain this supplement for future reference.

Dated: June 6, 2014